                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                              FORM 8-K

                                                            CURRENT REPORT
                                Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                                     Date of Report: May 16, 2001

                                                       THE QUIZNO'S CORPORATION
                                        (Exact name of registrant as specified in its charter)

                                  Colorado                        000-23174                 84-1169286
                      (State or other jurisdiction              (Commission                 (IRS Employer
                              of incorporation)                   Identification No.)          File Number)

                                                   1415 Larimer Street, Denver, Colorado    80202
                                                (Address of principal executive offices)(Zip Code)

                               Registrant's telephone number, including area code:  (720)359-3300

                                                                                 None
                                           (Former name or former address, if changes since last report)

            Item 5. Other Events.  Press Release, dated May 16, 2001, announcing the Company's fiscal second quarter financial results.

Exhibits

Exhibit 99.1    Copy of above press release.

                                                              SIGNATURES
         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                       THE QUIZNO'S CORPORATION

Date: March 16, 2001                                            By: /s/John L. Gallivan
                                                                           John L. Gallivan
                                                                          Chief Financial Officer